UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 11, 2008
AMERICAN CAMPUS COMMUNITIES, INC.
(Exact name of Registrant as specified in its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-32265 (Commission file number)	760753089 (I.R.S. Employer Identification Number)
805 Las Cimas Parkway Suite 400
Austin, TX 78746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (512) 732-1000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets
     On June 11, 2008, American Campus Communities, Inc. (the “Company”) completed the transactions (the “Transaction”) contemplated by the Agreement and Plan of Merger, dated as of February 11, 2008 (the “Merger Agreement”), among GMH Communities Trust, a Maryland real estate investment trust (“GMH”), GMH Communities, Inc., a Delaware corporation and a wholly owned subsidiary of GMH, GMH Communities, LP, a Delaware limited partnership (the “GMH Operating Partnership”), the Company, American Campus Communities Operating Partnership LP, a Maryland limited partnership (the “ACC Operating Partnership”), American Campus Acquisition LLC, a Delaware limited liability company and a wholly owned subsidiary of the ACC Operating Partnership, and American Campus Acquisition Limited Partnership LP, a Delaware limited partnership and a wholly-owned subsidiary of the ACC Operating Partnership. Pursuant to the terms of the Merger Agreement, each of the issued and outstanding common shares of GMH was converted into the right to receive (i) 0.07642 of a share of the Company’s common stock (the “Share Consideration”) and (ii) $3.36 in cash, except, in lieu of the Share Consideration, the holders of units in the GMH Operating Partnership who made a valid election to receive units in the ACC Operating Partnership will receive 0.07642 of a unit in the ACC Operating Partnership. The Company also assumed an aggregate of approximately $610 million of GMH mortgaged debt in the Transaction.

Item 7.01.	Regulation FD Disclosure
     On June 11, 2008, the Company issued a press release announcing the closing of the Transaction, a copy of which is included as Exhibit 99.1 hereto.
     The press release is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act”), or subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
     Set forth below are the financial statements relating to the Transaction that are required to be filed as part of this Form 8-K:
     (a) Financial Statements of Business Acquired.
     The financial statements required by this item will be filed by amendment not later than 71 calendar days after the date that this Form 8-K must be filed.
     (b) Pro Forma Financial Information.
     The financial information required by this item will be filed by amendment not later than 71 calendar days after the date that this Form 8-K must be filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2008	AMERICAN CAMPUS COMMUNITIES, INC.
	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Press Release, dated June 11, 2008